Exhibit 10.2

THE TAKING OF THIS DOCUMENT OR ANY CERTIFIED COPY OF IT OR ANY DOCUMENT WHICH CONSTITUTES SUBSTITUTE DOCUMENTATION FOR IT, OR ANY DOCUMENT WHICH INCLUDES WRITTEN CONFIRMATIONS OR REFERENCES TO IT, INTO AUSTRIA AS WELL AS PRINTING OUT ANY E-MAIL COMMUNICATION WHICH REFERS TO ANY FINANCE DOCUMENT IN AUSTRIA OR SENDING ANY E-MAIL COMMUNICATION CARRYING AN ELECTRONIC OR DIGITAL SIGNATURE WHICH REFERS TO ANY FINANCE DOCUMENT TO AN AUSTRIAN ADDRESSEE MAY CAUSE THE IMPOSITION OF AUSTRIAN STAMP DUTY. ACCORDINGLY, KEEP THE ORIGINAL DOCUMENT AS WELL AS ALL CERTIFIED COPIES THEREOF AND WRITTEN AND SIGNED REFERENCES TO IT OUTSIDE OF AUSTRIA AND AVOID PRINTING OUT ANY E-MAIL COMMUNICATION WHICH REFERS TO ANY FINANCE DOCUMENT IN AUSTRIA OR SENDING ANY E-MAIL COMMUNICATION CARRYING AN ELECTRONIC OR DIGITAL SIGNATURE WHICH REFERS TO ANY FINANCE DOCUMENT TO AN AUSTRIAN ADDRESSEE.

Dated            3 March            2008

SECOND SUPPLEMENTAL AGREEMENT

relating to a

FACILITIES AGREEMENT

for

€165,000,000

Term and Multicurrency Revolving Facilities

INVITEL Zrt.

Borrower

MAGYAR TELECOM B.V. and

CERTAIN OF ITS SUBSIDIARIES

Original Guarantors

BNP PARIBAS

Co-ordinator and Facility Agent

BNP PARIBAS, Hungary Branch

HUF Agent

BNP PARIBAS TRUST CORPORATION UK LIMITED

Security Trustee

Exhibit 10.2

Contents

Clause		Page
1	Interpretation	1

2	Waivers	6

3	Amendments to the Principal Agreement	6

4	Representations and Warranties	6

5	Accession of Memorex, the Turkish Subsidiary and Invitel Telecom	6

6	Euroweb Romania	7

7	Fees and Expenses	8

8	Miscellaneous	8

9	Governing Law	8

10	Enforcement	8

Schedule 1		10

Schedule 2 Conditions Precedent		12

Schedule 3 Euroweb Romania		19

THIS SECOND SUPPLEMENTAL AGREEMENT is dated              2008 and made BETWEEN:

(1)	MAGYAR TELECOM B.V. as the Parent;

(2)	INVITEL Zrt. as the Borrower;

(3)	THE COMPANIES set out in part A of schedule 1 as Original Guarantors;

(4)	BNP PARIBAS as Co-ordinator;

(5)	THE BANKS AND FINANCIAL INSTITUTIONS whose names and addresses are set out in part B of Schedule 1 as Lenders;

(6)	BNP PARIBAS and BNP PARIBAS, Hungary Branch as the Agents; and

(7)	BNP PARIBAS TRUST CORPORATION UK LIMITED as Security Trustee.

WHEREAS:

(A)	This Second Supplemental Agreement is supplemental to an agreement (the “Principal Agreement”) dated 6 August 2004 (as amended and restated pursuant to a supplemental agreement dated 27 April 2007) and made between Magyar Telecom B.V. as the Parent, Invitel Zrt. as the Borrower, the companies set out in part A of schedule 1 thereto as Original Guarantors, BNP Paribas and Credit Suisse First Boston International as the Arranger, the banks and financial institutions set out in part B of schedule 1 thereto as Original Lenders, BNP Paribas and BNP Paribas Hungária Bank Rt. as the Agents and BNP Paribas Trust Corporation UK Limited as Security Trustee, whereby the Original Lenders agreed to make available to the Borrower loan facilities of €165,000,000 upon the terms and subject to the conditions therein contained.

(B)	The Parent and the Borrower have requested the Lenders, and the Lenders have agreed, to waive certain provisions of the Principal Agreement and to amend the Principal Agreement to the extent set out in this Second Supplemental Agreement.

(C)	The Facility Agent is entering into this Second Supplemental Agreement on behalf of itself and, pursuant to clause 35.1.2 (Required Consents) of the Principal Agreement, the Finance Parties.

NOW IT IS AGREED as follows:

1	Interpretation

1.1	Definitions in Principal Agreement

Unless the context otherwise requires and save as mentioned below, words and expressions defined in the Principal Agreement shall have the same meanings when used in this Second Supplemental Agreement. In this Second Supplemental Agreement the expression the “Second Supplemental Agreement” shall mean this Second Supplemental Agreement.

1.2	General definitions

In this Second Supplemental Agreement:

“Agreed Base Case Model” means the base case financial and operational projections (including the cash flow statement, profit and loss account and balance sheet) for the HTCC Group and (assuming the Memorex Completion Date has occurred) produced by the Borrower in the agreed form prior to the date of this Second Supplemental Agreement;

“Fee Letter” means any letter or letters dated on or about the date of this Second Supplemental Agreement between the Facility Agent and the Borrower and the Security Trustee and the Borrower setting out the fees referred to in clause 7.1 (Fees).

“Funds Flow Statement” means the funds flow statement relating to the steps set out in the Structure Memorandum in the agreed form.

“Hedge Counterparties” has the meaning given thereto in the Intercreditor Deed.

“HTCC” means Hungarian Telephone and Cable Corp., a company incorporated in Delaware, with its registered office at 1207 Third Avenue Suite 3400, Seattle, Washington WA 98191-3034, United States of America.

“HTCC Group” means HTCC and its Subsidiaries from time to time.

“Information Package” means collectively, the Agreed Base Case Model, the Memorex Due Diligence Reports and the bank presentation dated 11 January 2008.

“Invitel Telecom” means Invitel Telecom Kft., a company incorporated in Hungary with registration number Cg. 01-09-695967.

“Memorex” means Memorex Telex Communications AG, a company incorporated in Austria with registration number FN 99090 x.

“Memorex Accession Date” has the meaning given thereto in clause 5 (Accession of Memorex, the Turkish Subsidiary and Invitel Telecom).

“Memorex Acquisition” means the acquisition of Memorex and its Subsidiaries by the Borrower on the terms of the Memorex Acquisition Documents.

“Memorex Acquisition Agreement” means the sale and purchase agreement between Joki Holding AG and the Borrower dated 20 December 2007 relating to the Memorex Acquisition.

“Memorex Acquisition Documents” means the Memorex Acquisition Agreement and the Memorex Disclosure Letter and any other document designated as a “Memorex Acquisition Document” by the Facility Agent and the Parent.

“Memorex Completion Date” means the date of the completion of the Memorex Acquisition in accordance with clause 6.1 of the Memorex Acquisition Agreement.

“Memorex Disclosure Letter” has the meaning given to the term “Disclosure Letter” in the Memorex Acquisition Agreement.

“Memorex Due Diligence Reports” means the Structure Memorandum, the legal due diligence report in respect of Memorex and its Subsidiaries prepared by White & Case LLP dated 13 December 2007, the KPMG financial due diligence assistance, comprising both tax due diligence and financial due diligence, in respect of Memorex and its Subsidiaries dated 19 December 2007.

“Memorex Effective Date” means the date on which the Facility Agent notifies the Borrower that the Facility Agent has received all of the documents and other evidence listed in part A of Schedule 2 (Conditions Precedent) in form and substance satisfactory to the Facility Agent.

“Original Obligor” means the Borrower or an Original Guarantor; and “Original Obligors” means all of them.

“Structure Memorandum” means the acquisition step paper “Motherwell-Steps Memorandum” in connection with the Memorex Acquisition prepared by White & Case LLP dated 18 December 2007.

“Subordinated Bridge Facility” means the subordinated bridge facility made or to be made available to the Parent by the Subordinated Bridge Lenders pursuant to the Subordinated Bridge Facility Agreement.

“Subordinated Bridge Facility Agreement” means the subordinated bridge facility agreement dated on or about the date of this Second Supplemental Agreement and entered into between the Parent as borrower and the Subordinated Bridge Lenders.

“Subordinated Bridge Lenders” means BNP Paribas and Merrill Lynch International Bank Limited in their capacity as lenders under the Subordinated Bridge Facility Agreement.

“Subordinated Bridge Funding Loan Agreements” has the meaning given to it in the Intercreditor Deed.

“Turkish Accession Date” has the meaning given thereto in clause 5 (Accession of Memorex, the Turkish Subsidiary and Invitel Telecom).

“Turkish Subsidiary” means MTCTR Memorex Telekomünikasyon Sanayi ve Ticaret Limited Şirketi, a company incorporated under the law of Turkey with registered number of 622201 at the Istanbul Trade Registry.

1.3	Second Supplemental Finance Documents definitions

In this Second Supplemental Agreement:

“Additional Parent Pledges of Receivables” means the additional first and second ranking pledges of receivables entered into or to be entered into by the Parent in favour of the Security Trustee on behalf of the Senior Creditors in connection with the Subordinated Bridge Funding Loan to Memorex.

“HTCC Opco Account Charge Amendment Agreement” means the amendment agreement entered into or to be entered into by the HTCC Operating Company in relation to the HTCC Opco Account Charge.

“HTCC Opco Pledge of Receivables Amendment Agreement” means the amendment agreement entered or to be entered into by the HTCC Opco in favour of the Security Trustee in relation to the Pledge of Receivables entered into by the HTCC Opco.

“Invitel Telecom Account Charge” means the charge and/or pledge of bank accounts of Invitel Telecom entered into or to be entered into by Invitel Telecom in favour of the Security Trustee (for and on behalf of the Senior Creditors) in the agreed form.

“Invitel Telecom Floating Charge” means the floating charge entered into by Invitel Telecom in favour of the Security Trustee (for and on behalf of the Senior Creditors) in the agreed form.

“Invitel Telecom Guarantor Accession Undertaking” means a guarantor accession undertaking in the form of schedule 6 of the Principal Agreement (Form of Guarantor Accession Undertaking) entered into or to be entered into by Invitel Telecom.

“Invitel Telecom Intercreditor Accession Deed” means an accession deed in the form set out as a schedule to the Intercreditor Deed (as amended and restated pursuant to the Intercreditor Deed Supplemental Deed) entered into or to be entered into by Invitel Telecom.

“Invitel Telecom Pledge of Receivables” means the pledge or assignment of intra-group receivables entered into or to be entered into by Invitel Telecom in favour of the Security Trustee in the agreed form.

“Invitel Telecom Share Security” means the pledge over the quota of Invitel Telecom entered into or to be entered into by the Borrower in favour of the Security Trustee in the agreed form.

“Memorex Account Charge” means the pledge of bank accounts of Memorex entered into or to be entered into by Memorex in favour of the Security Trustee (for and on behalf of the Senior Creditors) in the agreed form.

“Memorex Group Guarantor Accession Undertakings” means a guarantor accession undertaking in substantially the form of schedule 6 of the Principal Agreement (Form of Guarantor Accession Undertaking) entered into or to be entered into by each of Memorex and the Turkish Subsidiary.

“Memorex Group Intercreditor Accession Deeds” means an accession deed in substantially the form set out as a schedule to the Intercreditor Deed (as amended and restated pursuant to the Intercreditor Deed Supplemental Deed) entered into or to be entered into by each of Memorex and the Turkish Subsidiary.

“Memorex Group Pledges of Receivables” means each assignment and/or pledge of receivables entered into or to be entered into by each of Memorex and the Turkish Subsidary in favour of the Security Trustee in the agreed form.

“Memorex Share Pledges” means the pledges over the shares of Memorex entered into or to be entered into by the Borrower and the Parent in favour of the Security Trustee in the agreed form.

“Memorex Share Securities” means the Memorex Share Pledges and the Turkish Subsidiary Share Pledge.

“Second Borrower Pledge of Receivables Amendment Agreement” means the second amendment agreement entered into or to be entered into by the Borrower in favour of the Security Trustee in relation to the Pledge of Receivables entered into by the Borrower.

“Second Euroweb Romania General Security Amendment Agreement” means the second amendment agreement entered or to be entered into by Euroweb Romania in relation to the Euroweb Romania General Security Agreement (as amended by the Euroweb Romania General Security Amendment Agreement).

“Second Euroweb Romania Share Pledge Amendment Agreement” means the second amendment agreement entered or to be entered into by the Borrower in relation to the Euroweb Romania Share Pledge (as amended by the Euroweb Romania Share Pledge Amendment Agreement).

“Second HTCC Opco Share Security Agreement” means the second ranking quota pledge over the business quota in the HTCC Operating Company entered into or to be entered into by the Parent and the Security Trustee in the agreed form.

“Second Hungarian Account Charges Amendment Agreements” means the amendment agreements entered into by each Original Obligor and the Security Trustee in relation to the Original Obligor Account Charges governed by Hungarian law.

“Second Intercreditor Deed Supplemental Deed” means the supplemental deed dated on or about the date of the Second Supplemental Agreement amending and restating the Intercreditor Deed between the Security Trustee, the Ultimate Parent, the Obligors, the Hedge Counterparties, the HY Trustee, the FRN Trustee and the Subordinated Bridge Trustee.

“Second Original Obligor Share Securities Amendment Agreements” means the second amendment agreements entered into by the shareholder of each Original Obligor incorporated in Hungary and the Security Trustee in relation to the Original Obligor Share Securities.

“Turkish Commercial Enterprise Pledge” means the commercial enterprise pledge of the Turkish Subsidiary entered into or to be entered into by the Turkish Subsidiary in favour of the Security Trustee in the agreed form.

“Turkish Subsidiary Account Charge” means the charge and/or pledge of bank accounts of the Turkish Subsidiary entered into or to be entered into by the Turkish Subsidiary in favour of the Security Trustee in the agreed form.

“Turkish Subsidiary Share Security” means the pledge over the shares of the Turkish Subsidiary entered into or to be entered into by Memorex in favour of the Security Trustee in the agreed form.

“Second Supplemental Finance Documents” means the Additional Parent Pledges of Receivables, the HTCC Opco Account Charge Amendment Agreement, HTCC Opco Pledge of Receivables Amendment Agreement, the Second HTCC Opco Share Security Agreement, the Invitel Telecom Account Charge, the Invitel Telecom Floating Charge, the Invitel Telecom Guarantor Accession Undertaking, the Invitel Telecom Intercreditor Accession Deed, the Invitel Telecom Pledge of Receivables, the Invitel Telecom Share Security, the Memorex Account Charge, the Memorex Group Guarantor Accession Undertakings, the Memorex Group Intercreditor Accession Deeds, the Memorex Group Pledges of Receivables, the Memorex Share Pledges, the Second Borrower Pledge of Receivables Amendment Agreement, the Second Euroweb Romania General Security Amendment Agreement, the Second Euroweb Romania Share Pledge Amendment Agreement, Second Hungarian Account Charges Amendment Agreements, the Second Intercreditor Supplemental Deed, the Second Original Obligor Share Securities Amendment Agreements, this Second Supplemental Agreement, the Turkish Commercial Enterprise Pledge, the Turkish Subsidiary Account Charge and the Turkish Subsidiary Share Security.

1.4	Interpretation of Principal Agreement

References in the Principal Agreement to “this Agreement” shall, following the amendment and restatement of the Principal Agreement pursuant to clause 3 (Amendments to the Principal Agreement) and unless the context otherwise requires, be references to the Principal Agreement as amended by this Second Supplemental Agreement and words such as “herein”, “hereof”, “hereunder”, “hereafter”, “hereby” and “hereto”, where they appear in the Principal Agreement, shall be construed accordingly.

1.5	Incorporation of certain references

Clauses 1.2 (Construction) and 1.3 (Third Party Rights) of the Principal Agreement shall be deemed to be incorporated in this Second Supplemental Agreement in full, mutatis mutandis.

1.6	Designation as Finance Document

The Parties agree that this Second Supplemental Agreement is and shall be designated as a Finance Document.

2	Waivers

2.1	Subject to clauses 2.2 and 2.3 below, with immediate effect, the Lenders hereby waive the provisions of paragraph (j) of the definition of “Permitted Investments” of the Principal Agreement in respect of the Memorex Acquisition.

2.2	The waiver under clause 2.1 shall expire if the Memorex Completion Date does not occur on or before the date falling 5 Business Days after the date of this Second Supplemental Agreement.

2.3	The waiver granted pursuant to clause 2.1 shall be withdrawn and deemed never to have been granted if the Memorex Effective Date has not occurred on the Memorex Completion Date.

3	Amendments to the Principal Agreement

3.1	With effect from the Memorex Effective Date, the Principal Agreement shall be amended and restated so as to read in accordance with the form of the amended and restated loan agreement set out in the Appendix and the Principal Agreement (as so amended and restated) will continue to be binding upon each of the parties thereto upon such terms as so amended and restated.

3.2	The amendment and restatement of the Principal Agreement in accordance with clause 3.1 shall be without prejudice to any waivers and consents granted by the Finance Parties prior to, and which are continuing as at, the date of this Second Supplemental Agreement.

3.3	By their execution of this Second Supplemental Agreement, each of the Guarantors agrees that the Security Documents to which it is a party and its obligations thereunder and, in the case of each Guarantor, its obligations under clause 17 (Guarantee) of the Principal Agreement shall remain in full force and effect and the rights of the Lenders thereunder shall not be prejudicially affected notwithstanding the amendments made to the Principal Agreement pursuant to this Second Supplemental Agreement.

4	Representations and Warranties

Each Original Obligor makes the representations and warranties set out in clause 18.1 (Repeated representations and warranties) and clause 18.2 (Further representations and warranties) of the form of amended and restated loan agreement set out in the Appendix to the Finance Parties on the date of this Second Supplemental Agreement as if made on such date with reference to the facts and circumstances existing at each such date.

5	Accession of Memorex, the Turkish Subsidiary and Invitel Telecom

5.1	The Parent shall procure that each of Memorex and Invitel Telecom accedes to the Principal Agreement (as amended and restated pursuant to clause 3.1 (Amendments to the Principal Agreement) of this Second Supplemental Agreement) as an Additional Guarantor in accordance with clause 25.2 (Additional Guarantors) of the Principal Agreement (as so amended and restated) on the same day and that the Facility Agent receives (in form and substance satisfactory to it) all of the documents and other evidence listed in part B of Schedule 2 (Conditions Precedent) on or prior to such day, such date (the “Memorex Accession Date”) to be on or before the earlier of:

5.1.1	the date falling 5 Business Days after the Memorex Completion Date; and

5.1.2	the date on which any Security or guarantee for the benefit of the Subordinated Bridge Lenders is given by the Ultimate Parent or any member of the Group or either of Memorex or Invitel Telecom.

5.2	The Parent shall procure that the Turkish Subsidiary accedes to the Principal Agreement (as amended and restated pursuant to clause 3.1 (Amendments to the Principal Agreement) of this

Second Supplemental Agreement) as an Additional Guarantor in accordance with clause 25.2 (Additional Guarantors) of the Principal Agreement (as so amended and restated) and that the Facility Agent receives (in form and substance satisfactory to it) all of the documents and other evidence listed in part C of Schedule 2 (Conditions Precedent) on or prior to such day, such date (the “Turkish Accession Date”) to be on or before the earlier of:

5.2.1	the date falling 7 Business Days after the Memorex Completion Date; and

5.2.2	the date on which any Security or guarantee for the benefit of the Subordinated Bridge Lenders is given by the Turkish Subsidiary.

5.3	The Parent shall procure that the Facility Agent receives (in form and substance satisfactory to it) the Turkish Subsidiary Share Security documents on or before the date falling 3 Business Days after the Memorex Completion Date.

6	Euroweb Romania

6.1	Notwithstanding the amendment and restatement of the Principal Agreement on the Memorex Effective Date and the other provisions of this Second Supplemental Agreement, the Parties hereto agree that the rights and obligations of Euroweb Romania as between itself and the other Parties:

6.1.1	in the case of the Principal Agreement, shall remain as set out in the Principal Agreement prior to the amendment and restatement pursuant to clause 3 (Amendments to the Principal Agreement) and shall not be amended or affected by the execution and performance of this Second Supplemental Agreement; and

6.1.2	in the case of the Euroweb Romania General Security Agreement (as amended by the Euroweb Romania General Security Amendment Agreement), shall remain as they were prior to the amendment and restatement of the Principal Agreement pursuant to clause 3 (Amendments to the Principal Agreement) and shall not be amended or affected by the execution and performance of this Second Supplemental Agreement.

6.2	For the avoidance of doubt, the provisions of clause 3 (Amendments to the Principal Agreement) shall not operate as a release of Euroweb Romania from its obligations under the Principal Agreement and the Euroweb Romania General Security Agreement (as amended by the Euroweb Romania General Security Amendment Agreement).

6.3	The Parent undertakes to deliver to the Facility Agent all of the documents and other evidence listed in Schedule 3 (Euroweb Romania) on or before the date falling 90 days after the Memorex Completion Date. The Facility Agent shall notify the Parent and the Lenders promptly upon receipt of such documents and other evidence in form and substance satisfactory to it.

6.4	Each of the Parties hereto (other than Euroweb Romania) irrevocably authorises the Facility Agent to sign the agreement and the deed referred to in paragraphs 1 and 2 of Schedule 3 (Euroweb Romania) on its behalf.

6.5	From the Memorex Effective Date until the date on which the Facility Agent notifies the Parent and the Lenders in accordance with clause 6.3, the Parties (other the Euroweb Romania) agree that Euroweb Romania shall not, in respect of any transactions entered into after the Memorex Effective Date, be considered an Obligor for the purposes of the following provisions of the Principal Agreement (as amended and restated pursuant to clause 3.1 (Amendments to the Principal Agreement):

6.5.1	paragraph (e) of the definition of Permitted Borrowings;

6.5.2	paragraph (k) of the definition of Permitted Disposals;

6.5.3	paragraph (i) of the definition of Permitted Guarantees; and

6.5.4	paragraph (c) of the definition of Permitted Loans.

7	Fees and Expenses

7.1	Fees

7.1.1	The Borrower shall pay to the Facility Agent, for account of the Lenders, a waiver fee in the amount and at the times agreed in a Fee Letter.

7.1.2	The Borrower shall pay to the Security Trustee a fee in the amount and at the times agreed in a Fee Letter.

7.2	Expenses

The Borrower shall pay to the Facility Agent on demand all expenses (including legal fees) incurred by the Finance Parties in connection with the negotiation, preparation and execution of this Second Supplemental Agreement and any document referred to herein the transactions contemplated by this Second Supplemental Agreement. The Borrower shall pay all legal fees incurred up until the Memorex Completion Date within 5 Business Days of the Memorex Completion Date.

8	Miscellaneous

8.1	Continuation of Principal Agreement

Save as amended by this Second Supplemental Agreement, the provisions of the Principal Agreement shall continue in full force and effect and the Principal Agreement and this Second Supplemental Agreement shall be read and construed as one instrument.

8.2	Counterparts

This Second Supplemental Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be an original but all counterparts shall together constitute one and the same instrument.

8.3	Partial invalidity

If, at any time, any provision of this Second Supplemental Agreement is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision in any other respect or under the law of any other jurisdiction will be affected or impaired in any way.

9	Governing Law

This Second Supplemental Agreement shall be governed by English law.

10	Enforcement

10.1	Jurisdiction

10.1.1	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Second Supplemental Agreement (including a dispute regarding the existence, validity or termination of the Second Supplemental Agreement) (a “Dispute”).

10.1.2	The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

10.1.3	This clause 10.1 is for the benefit of the Finance Parties only. As a result, no Finance Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties may take concurrent proceedings in any number of jurisdictions.

10.2	Service of process

Without prejudice to any other mode of service allowed under any relevant law:

10.2.1	the Parent and each Original Obligor irrevocably appoints Law Debenture Services Limited of Fifth floor, 100 Wood Street, London, EC2V 7EX as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and

10.2.2	agrees that failure by a process agent to notify the relevant Original Obligor of the process will not invalidate the proceedings concerned.

10.3	Inconvenient Forum

Each Original Obligor waives any objection it may have now or hereafter to the laying of venue of any action or proceedings in any court or jurisdiction referred to in clause 10.1 (Jurisdiction) and any claim it may have now or hereafter that any action or proceedings brought in such courts or jurisdiction has been brought in an inconvenient forum.

IN WITNESS whereof the parties hereto have caused this Second Supplemental Agreement to be duly executed the day and year first above written.

Schedule 1

Part A

The Guarantors (as at the date of this Second Supplemental Agreement)

Guarantor name	Registered Addresses
Magyar Telecom B.V.	Laan van Kronenburg 8, 1183 AS Amstelveen The Netherlands

Invitel Zrt.	2040 Budaörs Puskás Tivadar U.8-10 Hungary

Euroweb Romania S.A.	102 Lipscani Street Nouveau Center Corp A 3rd Floor Bucharest Romania

Invitel Technocom Távközlési Szolgáltató Korlátolt Felelösségü (formerly known as Pantel Technocom Távközlési Szolgáltató Korlátolt Felelösségü)	H-8600 Siófok Sió u. 74 Hungary

Part B

The Lenders (as at the execution of this Second Supplemental Agreement)

Allied Irish Bank plc

BNP Paribas

BNP Paribas, Hungary Branch

Calyon Magyarorszagi Fioktelepe

DEXIA Crédit Local

Erste Bank Hungary Rt.

UniCredit Bank Hungary Zrt.

KBC Finance Ireland

K&H Bank Zrt

MKB Bank Nyrt

Natixis

OTP Bank

Schedule 2

Conditions Precedent

Part A

Conditions Precedent to Memorex Effective Date

1	Copies, certified as true, complete and up-to-date copies by an Authorised Officer of each Original Obligor or (as the case may be) the Ultimate Parent of the constitutive documents of such Original Obligor and the Ultimate Parent (including, without limitation, extract from the trade registry of the Original Obligors incorporated in Hungary).

2	A copy, certified as a true copy by an Authorised Officer of each Original Obligor or the Ultimate Parent, of resolutions of the relevant boards, committees and/or bodies of the shareholders of each Original Obligor and the Ultimate Parent evidencing approval of the Second Supplemental Finance Documents (to the extent it is a Party) and, in the case of the Parent, evidencing the approval of the Parent to Memorex, the Turkish Subsidiary and Invitel Telecom becoming Additional Guarantors by entering into a Memorex Group Guarantor Accession Undertaking or (as the case may be) an Invitel Telecom Guarantor Accession Undertaking and authorising its Appropriate Officers to execute and deliver the Second Supplemental Finance Documents (to the extent it is a Party) and to give all notices and take all other action required by the relevant Original Obligor and the Ultimate Parent under the Second Supplemental Finance Documents (to the extent it is a Party).

3	Specimen signatures, authenticated by an Authorised Officer of each Original Obligor and the Ultimate Parent, of the persons authorised in the resolutions of the Board of Directors or equivalent, referred to in paragraph 2 above.

4	A copy, certified as a true copy by an Authorised Officer of the relevant Original Obligor and the Ultimate Parent of all consents, authorisations, licences and approvals required by the relevant Original Obligor and the Ultimate Parent in connection with the execution, delivery, validity, enforceability and admissibility in evidence of the Second Supplemental Finance Documents (to the extent it is a Party) and the performance by the relevant Original Obligor or (as the case may be) the Ultimate Parent of their respective obligations under the Second Supplemental Finance Documents (to the extent it is a Party).

5	A certificate of an authorised signatory of the Parent, the Borrower or other relevant Original Obligor:

(a)	certifying that each copy document relating to it delivered as a condition precedent is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of this Second Supplemental Agreement; and

(b)	confirming that borrowing or guaranteeing or securing, as appropriate, the total commitments in respect of the Facilities would not cause any borrowing, guarantee, security or similar limit, binding on any Original Obligor, to be exceeded.

6	A copy, certified as a true copy by an Authorised Officer of the Borrower of a letter from the agents for receipt of service of process under the Finance Documents accepting their respective appointments.

7	This Second Supplement Agreement duly executed by all the parties thereto.

8	The Second Intercreditor Deed Supplemental Deed duly executed by all the parties thereto.

9	Copies, certified to be true copies by an Authorised Officer of the Parent, of the following financial statements:

(a)	Quarterly Management Accounts for the most recent quarter ; and

(b)	Audited financial statements in respect of the HTCC Group for the most recent financial year.

10	An opinion from Norton Rose LLP (London office) dated no earlier than five Business Days prior to the Memorex Effective Date.

11	An opinion from Norton Rose LLP (Amsterdam office) dated no earlier than five Business Days prior to the Memorex Effective Date.

12	An opinion from Burai-Kovács and Partners, Budapest, dated no earlier than five Business Days prior to the Memorex Effective Date.

13	An opinion from Radu Taracila Padurari Retevoescu SCA, Bucharest, dated no earlier than five Business Days prior to the Memorex Effective Date.

14	An opinion from Spigthoff, the Netherlands Antilles, dated no earlier than five Business Days prior to the Memorex Effective Date.

15	An opinion from Dorda Brugger Jordis Rechtsanwaelte GmbH, Vienna, dated no earlier than five Business Days prior to the Memorex Effective Date.

16	An opinion from Taboglu, Ates and Dermihan, Istanbul, dated no earlier than five Business Days prior to the Memorex Effective Date.

17	The Fee Letter having been duly executed by the Borrower together with evidence that the fees, costs and expenses (other than legal fees) then due from the Borrower pursuant to clause 7.1 (Fees) and clause 7.2 (Costs and Expenses) have been or will be paid by the Memorex Effective Date.

18	A copy of each Information Package document certified by an Authorised Officer of the Parent as being true, complete and up-to-date, together with reliance letters in favour of the Senior Finance Parties (as such term is defined in the Intercreditor Deed) in relation to the Memorex Due Diligence Reports (including all bring down due diligence reports).

19	Copies, certified to be true and up-to-date copies by an Authorised Officer of the Parent, of:

(a)	the Subordinated Bridge Funding Loan Agreements;

(b)	each Memorex Acquisition Document,

in each case, duly executed by the parties thereto.

20	Such other documents and evidence as any Lender may reasonably require for the purpose of complying with any applicable money laundering regulations or laws.

21	A copy, certified as true, complete and up-to-date by an Authorised Officer of the Ultimate Parent, of a power of attorney from the Ultimate Parent authorising an authorised signatory to sign the Second Supplemental Finance Documents to which it is a party.

22	A copy of the Structure Memorandum addressed to and capable of being relied upon by the Senior Finance Parties (as such term is defined in the Intercreditor Deed).

23	A copy of the Funds Flow Statement in a form agreed with the Facility Agent detailing the proposed movement of funds on or before the Memorex Completion Date.

24	A copy of the Group Structure Chart.

25	A certificate of the Borrower (signed by a director) certifying that no terms and conditions of the Memorex Acquisition Agreement have been amended, varied, novated, supplemented, superseded, waived or terminated except to the extent the same does not materially and adversely affect the interests of the Lenders or with the prior consent of the Facility Agent and each of the conditions to closing specified in the Memorex Acquisition Agreement has been satisfied or waived in each case except to the extent it does not materially and adversely affect the interests of the Lenders or with the prior written consent of the Facility Agent (who shall act reasonably in giving consent).

26	A letter from the addressee of each Memorex Due Diligence Report to the Facility Agent pursuant to which such addressee agrees to turnover an amount in cash equal to the amount of any Acquisition Proceeds (excluding any Excluded Acquisition Proceeds) (as each such term is defined in the form of amended and restated loan agreement set out as the appendix to this Second Supplemental Agreement) to the Borrower (on terms permissible by the Finance Documents) to enable to the Borrower to make the prepayment required under clause 7.3 of the Principal Agreement (following its amendment and restated in accordance with the terms of this Second Supplemental Agreement).

27	Evidence of completion of steps 1, 2 and 3 pursuant to the Structure Memorandum, including for the avoidance of doubt copies of the supplemental indenture executed by the indenture trustee under the HY Offering and the indenture under the FRN Offering and confirmation of receipt by the indenture trustee of the solvency in form and substance satisfactory to it.

28	Copies, certified to be true copies by an Authorised Officer of the Parent, of the following financial statements:

(a)	Quarterly Management Accounts for the most recent quarter of Memorex; and

(b)	Audited financial statements in respect of Memorex for the most recent financial year.

Part B

Conditions precedent to Memorex Accession Date

1	A copy, certified as true, complete and up to date by an Authorised Officer of each of Memorex and Invitel Telecom of the constitutive documents of such entities and an extract from the relevant public register of the relevant entity (amended as requested by the Security Trustee).

2	A copy, certified as a true copy by an Authorised Officer of each of Memorex and Invitel Telecom of resolutions of the Board of Directors and (if applicable) the shareholders of such entities evidencing approval of the Second Supplemental Finance Documents to which it is a party and authorising its appropriate officers to execute and deliver the Second Supplemental Finance Documents to which it is a party and to give all notices and take all other action required by the relevant entity as an Additional Guarantor under each Second Supplemental Finance Document to which it is to be a party.

3	A copy, certified as a true copy by an Authorised Officer of each of Memorex and Invitel Telecom, of all consents, authorisations, licences and approvals required by such entities to authorise, or required by the relevant entity in connection with, the execution, delivery, validity, enforceability and admissibility in evidence of the Second Supplemental Finance Documents to which it is a party and the performance by such entities of their obligations under the relevant Memorex Group Guarantor Accession Undertaking, the Invitel Telecom Guarantor Accession Undertaking and each Second Supplemental Finance Document to which it is to be a party.

4	Specimen signatures, authenticated by a notary of the persons authorised in the resolutions of the Board of Directors or equivalent, referred to in paragraph 2, above.

5	Copies of all executed release documentation in respect of Encumbrances of Memorex and its Subsidiaries which are being released in connection with the Memorex Acquisition.

6	Evidence of completion of step 4 pursuant to the Structure Memorandum.

7	A certificate of a director of each of Memorex and Invitel Telecom confirming that guaranteeing of the Facilities in the maximum amount permitted would not cause any guarantee limit binding on it to be exceeded.

8	A copy, certified as a true copy by an Authorised Officer of each of Memorex and Invitel Telecom, of a letter from the agent of the relevant entity for receipt of service of process referred to in the relevant Memorex Group Guarantor Accession Undertaking and the Invitel Telecom Guarantor Accession Undertaking accepting its appointment.

9	Each Memorex Group Guarantor Accession Undertaking (other than in relation to the Turkish Subsidiary) and the Invitel Telecom Guarantor Accession Undertaking duly executed by the parties thereto.

10	Each Memorex Group Intercreditor Accession Deed (other than in relation to the Turkish Subsidiary) and the Invitel Telecom Intercreditor Accession Deed duly executed by the parties thereto.

11	The Additional Parent Pledges of Receivables, the HTCC Opco Account Charge Amendment Agreement, HTCC Opco Pledge of Receivables Amendment Agreement, the Second HTCC Opco Share Security Agreement, the Invitel Telecom Account Charge, the Invitel Telecom Floating Charge, the Invitel Telecom Pledge of Receivables, the Invitel Telecom Share Security, the Memorex Account Charge, the Memorex Group Pledges of Receivables, the Memorex Share Pledges, the Second Borrower Pledge of Receivables Amendment Agreement, the Second Euroweb Romania General Security Amendment Agreement, the Second Euroweb Romania Share Pledge Amendment Agreement, the Second Hungarian Account Charges Amendment Agreements, the Second Original Obligor Share Securities Amendment Agreements, each duly executed by the parties thereto.

12	If applicable, endorsement of the relevant share certificates and stock transfer forms in blank (delivered pursuant to the terms of the Memorex Share Securities and the Invitel Telecom Share Security).

13	The existence of any pledge of receivables described in paragraph 11 above having been notified to the relevant debtors thereunder, other than with respect to the Obligors incorporated in Hungary.

14	If applicable, a copy of the registration, inter alia, of the name and address of the Security Trustee in the register of shareholders or members’ list (as applicable) of each of Memorex and Invitel Telecom.

15	If the Memorex Accession Date is different from the Memorex Effective Date, an opinion from Norton Rose LLP (London office) dated not more than five Business Days prior to the date of the Memorex Group Guarantor Accession Undertakings.

16	If the Memorex Accession Date is different from the Memorex Effective Date, an opinion from Norton Rose LLP (Amsterdam office) dated not more than five Business Days prior to the date of the Memorex Group Guarantor Accession Undertakings.

17	If the Memorex Accession Date is different from the Memorex Effective Date, an opinion from Burai-Kovács and Partners, Budapest, dated no earlier than five Business Days prior to the date of the Memorex Group Guarantor Accession Undertakings.

18	If the Memorex Accession Date is different from the Memorex Effective Date, an opinion from Radu Taracila Padurari Retevoescu SCA, Bucharest, dated no earlier than five Business Days prior to the date of the Memorex Group Guarantor Accession Undertakings.

19	If the Memorex Accession Date is different from the Memorex Effective Date, an opinion from Spigthoff, the Netherlands Antilles, dated no earlier than five Business Days prior to the date of the Memorex Group Guarantor Accession Undertakings.

20	If the Memorex Accession Date is different from the Memorex Effective Date, an opinion from Dorda Brugger Jordis Rechtsanwaelte GmbH, Vienna, dated no earlier than five Business Days prior to the date of the Memorex Group Guarantor Accession Undertakings.

21	If the Memorex Accession Date is different from the Memorex Effective Date, an opinion from Taboglu, Ates and Demirhan, Istanbul, dated no earlier than five Business Days prior to the date of the Memorex Group Guarantor Accession Undertakings.

Part C

Conditions precedent to Turkish Subsidiary Accession Date

1	A copy, certified as true, complete and up to date by an Authorised Officer of the Turkish Subsidiary of its constitutive documents and an extract from the relevant public register of the relevant entity (amended as requested by the Security Trustee).

2	A copy, certified as a true copy by an Authorised Officer of the Turkish Subsidiary of resolutions of the Board of Directors and (if applicable) the shareholders of such entities evidencing approval of the Second Supplemental Finance Documents to which it is a party and authorising its appropriate officers to execute and deliver the Second Supplemental Finance Documents to which it is a party and to give all notices and take all other action required by the relevant entity as an Additional Guarantor under each Second Supplemental Finance Document to which it is to be a party.

3	A copy, certified as a true copy by an Authorised Officer of the Turkish Subsidiary, of all consents, authorisations, licences and approvals required by such entities to authorise, or required by the relevant entity in connection with, the execution, delivery, validity, enforceability and admissibility in evidence of the Second Supplemental Finance Documents to which it is a party and the performance by such entities of their obligations under the relevant Memorex Group Guarantor Accession Undertaking and each Second Supplemental Finance Document to which it is to be a party.

4	Specimen signatures, authenticated by a notary of the persons authorised in the resolutions of the Board of Directors or equivalent, referred to in paragraph 2, above.

5	A certificate of a director of the Turkish Subsidiary confirming that guaranteeing of the Facilities in the maximum amount permitted would not cause any guarantee limit binding on it to be exceeded.

6	A copy, certified as a true copy by an Authorised Officer of the Turkish Subsidiary, of a letter from the agent of the relevant entity for receipt of service of process referred to in the relevant Memorex Group Guarantor Accession Undertaking.

7	A Memorex Group Guarantor Accession Undertaking duly executed by the Turkish Subsidiary.

8	A Memorex Group Intercreditor Accession Deed duly executed by the Turkish Subsidiary.

9	The Turkish Commercial Enterprise Pledge, the Turkish Subsidiary Account Charge, the Turkish Subsidiary Share Security, each duly executed by the parties thereto.

10	If applicable, endorsement of the relevant share certificates and stock transfer forms in blank (or pledge endorsement in the Turkish Subsidiary) (delivered pursuant to the terms of the Turkish Subsidiary Share Pledge) together with all relevant perfection requirements thereunder.

11	The existence of any pledge of receivables described in paragraph 9 above having been notified to the relevant debtors thereunder.

12	If applicable, a copy of the registration, inter alia, of the name and address of the Security Trustee in the register of shareholders or members’ list (as applicable) of the Turkish Subsidiary.

13	If the Turkish Subsidiary Accession Date is different from the Memorex Effective Date, an opinion from Norton Rose LLP (London office) dated not more than five Business Days prior to the date of the Memorex Group Guarantor Accession Undertakings to which the Turkish Subsidiary is a party.

14	If the Turkish Subsidiary Accession Date is different from the Memorex Effective Date, an opinion from Dorda Brugger Jordis Rechtsanwaelte GmbH, Vienna, dated no earlier than five Business Days prior to the date of the Memorex Group Guarantor Accession Undertakings.

15	If the Turkish Subsidiary Accession Date is different from the Memorex Effective Date, an opinion from Taboglu, Ates and Demirhan, Istanbul, dated no earlier than five Business Days prior to the date of the Memorex Group Guarantor Accession Undertakings.

Schedule 3

Euroweb Romania

1	An agreement, duly executed by Euroweb Romania, pursuant to which Euroweb Romania agrees to be bound by the terms and conditions of the Principal Agreement, as amended and restated pursuant to this Second Supplemental Deed.

2	A deed, duly executed by Euroweb Romania, pursuant to which Euroweb Romania agrees to be bound by the terms and conditions of the Intercreditor Deed, as amended and restated pursuant to the Second Intercreditor Deed Supplemental Deed.

3	The Second Euroweb Romania General Security Amendment Agreement, duly executed by Euroweb Romania.

4	A copy, certified as a true copy by an Authorised Officer of Euroweb Romania, of resolutions of the shareholders of Euroweb Romania evidencing approval of the Second Supplemental Finance Documents (to the extent it is a Party) and the documents described at paragraphs 1 to 3 above and authorising its Authorised Officers to execute and deliver the documents described at paragraphs 1-3 above and to give all notices and take all other action required by Euroweb Romania under the Second Supplemental Finance Documents (to the extent it is a Party) and to any of the documents described at paragraphs 1 to 3 above.

5	Specimen signatures, authenticated by an Authorised Officer of Euroweb Romania, of the persons authorised in the resolutions of the shareholders, referred to in paragraph 2 above.

6	A copy, certified as a true copy by an Authorised Officer of Euroweb Romania of all consents, authorisations, licences and approvals required by Euroweb Romania in connection with the execution, delivery, validity, enforceability and admissibility in evidence of the Second Supplemental Finance Documents (to the extent it is a Party) and described at paragraphs 1 to 3 above and the performance by Euroweb Romania of its obligations under the Second Supplemental Finance Documents (to the extent it is a Party) and the documents described at paragraphs 1 to 3 above.

7	An opinion from Norton Rose LLP, London office.

8	An opinion from Radu Taracila Padurari Retevoescu SCA, Bucharest